CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this registration statement on Form S-1 of PalmWorks, Inc. and the related prospectus of our report, relating to the financial statements of PalmWorks, Inc., dated April 21, 2000.


                                 /s/ L.L. Bradford & Company
                                 -----------------------------
                                 L.L. BRADFORD & COMPANY




Las Vegas, Nevada
May 2, 2000